Assets held for sale	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment Assets Held-for-sale Disclosure [Abstract]
Assets held for sale
Assets held for sale

The changes in the carrying value of assets held for sale are as follows:

	Japan	The Netherlands	Total
Balance January 1, 2013	5,721	277	5,998
Impairment	(796)	—	(796)
Reclassification to assets in use	(3,393)	—	(3,393)
Foreign currency translation effect	(1,071)	—	(1,071)
Balance December 31, 2013	461	277	738
Impairment	(12)	—	(12)
Reclassification to assets in use	—	—	—
Foreign currency translation effect	(2)	—	(2)
Balance December 31, 2014	447	277	724

In 2009 the decision was made to dispose certain items of property, plant and equipment located in Japan and the Netherlands.

In Japan (Tama) a building that was used for research and development activities was ceased to be used in December 2009. Due to the economic circumstances and the effects of the earthquake of 2011 in Japan we think it is not reasonable to expect this building to be sold within a reasonable period of time. Therefore in 2013 we ceased to classify this building as held for sale and measured it at the lower of its carrying amount before it was classified as held for sale, adjusted for any depreciation that would have been recognized had the asset not been classified as held for sale, and its recoverable amount at the date of the subsequent decision not to sell. This resulted in an impairment charge of €796 in 2013.

Also in Japan, a piece of land purchased to build a research and development center is regarded as held for sale. The carrying value of €447 approximates the fair value less cost to sell. The expected selling prices were determined, based on various inputs and considerations.

In the Netherlands the former ASMI head office located in Bilthoven has been regarded as held for sale. The carrying value of €277 is lower than the fair value less cost to sell. The expected selling prices were determined, based on various inputs and considerations.